Exhibit 10.20 CrowdStrike, Inc. Deferred Compensation Plan Adoption Agreement

April 2021 i Table of Contents 1.01 Preamble ................................................................................................................................................................... 1 1.02 Plan .............................................................................................................................................................................. 1 1.03 Plan Sponsor ............................................................................................................................................................ 1 1.04 Employer ................................................................................................................................................................... 2 1.05 Administrator .......................................................................................................................................................... 2 1.06 Key Employee Determination Dates .............................................................................................................. 2 2.01 Participation ............................................................................................................................................................ 3 3.01 Compensation ......................................................................................................................................................... 4 3.02 Bonuses ..................................................................................................................................................................... 5 4.01 Participant Contributions................................................................................................................................... 6 5.01 Employer Contributions ..................................................................................................................................... 9 6.01 Distributions ......................................................................................................................................................... 12 7.01 Vesting .................................................................................................................................................................... 18 8.01 Unforeseeable Emergency .............................................................................................................................. 22 9.01 Investment Decisions ........................................................................................................................................ 23 10.01 Trust......................................................................................................................................................................... 24 11.01 Termination Upon Change In Control ........................................................................................................ 25 11.02 Automatic Distribution Upon Change In Control................................................................................... 25 11.03 Change In Control ............................................................................................................................................... 25 12.01 Governing State Law ......................................................................................................................................... 26 Appendix A ............................................................................................................................................................................... 28

April 2021 1 Adoption Agreement 1.01 Preamble By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)] (a) ☐ adopts a new plan as of (b) ☒ amends and restates its existing plan as of January 1, 2024 which is the Amendment Effective Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Effective Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Effective Date. Original Effective Date: January 1, 2023 Pre-409A Grandfathering: ☐ Yes ☒ No 1.02 Plan Plan Name: CrowdStrike Inc. Deferred Compensation Plan Plan Year: 12/31 1.03 Plan Sponsor Name: CrowdStrike, Inc. Address: 150 Mathilda Place, Suite 300, Sunnyvale, CA 94086 Phone #: 949-954-6796 EIN #: 45-3135639 Fiscal Year: 01/31 Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market? ☒ Yes ☐ No

April 2021 2 1.04 Employer The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan [insert “Not Applicable” if none have been authorized]: Entity Publicly Traded on Est. Securities Market Yes No Not Applicable ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ 1.05 Administrator The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan: Name: CrowdStrike Inc. Address: 150 Mathilda Place, Suite 300, Sunnyvale, CA 94086 Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator. 1.06 Key Employee Determination Dates The Employer has designated as the Identification Date for purposes of determining Key Employees. In the absence of a designation, the Identification Date is December 31. The Employer has designated as the effective date for purposes of applying the six month delay in distributions to Key Employees. In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

April 2021 3 2.01 Participation (a) ☒ Employees [complete (i), (ii) or (iii)] (i) ☒ Eligible Employees are selected by the Employer. (ii) ☐ Eligible Employees are those employees of the Employer who satisfy the following criteria: (iii) ☐ Employees are not eligible to participate. (b) ☒ Directors [complete (i), (ii) or (iii)] (i) ☐ All Directors are eligible to participate. (ii) ☐ Only Directors selected by the Employer are eligible to participate. (iii) ☒ Directors are not eligible to participate.

April 2021 4 3.01 Compensation For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]: (a) ☒ Compensation is defined as: Base Salary paid from US Payroll Commissions paid from US Payroll Incentive Bonus paid from US Payroll (b) ☐ Compensation as defined in without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year. (c) ☐ Director Compensation is defined as: (d) ☐ Compensation shall, for all Plan purposes, be limited to $ . (e) ☐ Not Applicable.

April 2021 5 3.02 Bonuses Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election: Type [Will be treated as] Performance Based Compensation Yes No Incentive Bonus paid from US Payroll ☐ ☒ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ Not Applicable.

April 2021 6 4.01 Participant Contributions If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d). (a) Amount of Deferrals A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount”. (i) Compensation other than Bonuses [do not complete if you complete (iii)] Type of Remuneration Dollar Amount % Amount Increment Min Max Min Max Base Salary paid from US Payroll 0% 70% 1% Commissions paid from US Payroll 0% 90% 1% % % % Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%. (ii) Bonuses [do not complete if you complete (iii)] Type of Bonus Dollar Amount % Amount Increment Min Max Min Max Incentive Bonus paid from US Payroll 0% 90% 1% % % % % % % % % %

April 2021 7 (iii) Compensation [do not complete if you completed (i) and (ii)] Dollar Amount % Amount Increment Min Max Min Max % % % (iv) Director Compensation Type of Compensation Dollar Amount % Amount Increment Min Max Min Max Annual Retainer % % % Meeting Fees Other: % % % Other: % % % Other: % % % (b) Election Period (i) Performance Based Compensation A special election period ☐ Does ☒ Does Not apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement. The special election period, if applicable, will be determined by the Employer. (ii) Newly Eligible Participants An employee who is classified or designated as an Eligible Employee during a Plan Year ☒ May ☐ May Not

April 2021 8 elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he or she is eligible to participate in the Plan. The special election period, if applicable, will be determined by the Employer. (c) No Participant Contributions ☐ Participant contributions are not permitted under the Plan.

April 2021 9 5.01 Employer Contributions If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c). (a) Matching Contributions (i) Amount For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]: (A) ☐ % of the Compensation the Participant has elected to defer for the Plan Year (B) ☒ An amount determined by the Employer in its sole discretion (C) ☐ Matching contributions for each Participant shall be limited to $ and/or % of Compensation (D) ☐ Other: (E) ☐ Not Applicable [Proceed to Section 5.01(b)] (ii) Eligibility for matching contribution A Participant who defers Compensation for the Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.01(a)(i) provided he or she satisfies the following requirements [complete the ones that are applicable]: (A) ☐ Describe requirements:

April 2021 10 (B) ☒ Is selected by the Employer in its sole discretion to receive an allocation of matching contributions (C) ☐ No requirements (iii) Time of Allocation Matching contributions, if made, shall be treated as allocated [select one]: (A) ☐ As of the last day of the Plan Year (B) ☒ At such times as the Employer shall determine in its sole discretion (C) ☐ At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant (D) ☐ Other: (b) Other Contributions (i) Amount The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]: (A) ☐ An amount equal to % of the Participant’s Compensation (B) ☒ An amount determined by the Employer in its sole discretion (C) ☐ Contributions for each Participant shall be limited to $

April 2021 11 (D) ☐ Other: (E) ☐ Not Applicable [Proceed to Section 6.01] (ii) Eligibility for Other Contribution A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he or she satisfies the following requirements [complete the one that is applicable]: (A) ☐ Describe requirements: (B) ☒ Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions (C) ☐ No requirements (iii) Time of Allocation Employer contributions, if made, shall be treated as allocated [select one]: (A) ☐ As of the last day of the Plan Year (B) ☒ At such times or times as the Employer shall determine in its sole discretion (C) ☐ Other: (c) No Employer Contributions ☐ Employer contributions are not permitted under the Plan.

April 2021 12 6.01 Distributions The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies. (a) Timing of Distributions (i) All distributions shall commence in accordance with the following [choose one]: (A) ☒ As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d). (B) ☐ Monthly on specified day (C) ☐ Annually on specified month and day (D) ☐ Calendar quarter on specified month and day (ii) The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of: (A) ☐ Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for months (B) ☐ Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases (C) ☐ Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]: (D) ☒ Not applicable

April 2021 13 (b) Distribution Events (i) Participant Contributions under Section 4.01(a) Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9). Lump Sum Installments (A) ☒ Specified Date ☒ 2-10 years (B) ☐ Specified Age ☐ years (C) ☒ Separation from Service ☒ 2-10 years (D) ☐ Separation from Service plus 6 months ☐ years (E) ☐ Separation from Service plus months [not to exceed months] ☐ years (F) ☐ Retirement ☐ years (G) ☐ Retirement plus 6 months ☐ years (H) ☐ Retirement plus months ☐ years (I) ☐ Disability ☐ years (J) ☐ Death ☐ years (K) ☐ Change in Control ☐ years The minimum deferral period for Specified Date or Specified Age event shall be 2 years.

April 2021 14 Installments may be paid [select each that applies] ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☒ Annually (ii) Employer Contributions under Section 5.01(a) and (b) Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9). Lump Sum Installments (A) ☐ Specified Date ☐ years (B) ☐ Specified Age ☐ years (C) ☒ Separation from Service ☒ 2-10 years (D) ☐ Separation from Service plus 6 months ☐ years (E) ☐ Separation from Service plus months [not to exceed months] ☐ years (F) ☐ Retirement ☐ years (G) ☐ Retirement plus 6 months ☐ years (H) ☐ Retirement plus months ☐ years (I) ☐ Disability ☐ years (J) ☐ Death ☐ years (K) ☐ Change in Control ☐ years

April 2021 15 The minimum deferral period for Specified Date or Specified Age event shall be 2 years. Installments may be paid [select each that applies] ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☒ Annually (c) Specified Date and Specified Age elections may not extend beyond age . (d) Payment Election Override Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]: Events Form of Payment Lump Sum Installments ☐ Separation from Service ☐ ☐ Separation from Service before Retirement ☐ ☒ Death ☒ ☒ Disability ☒ ☐ Not Applicable ☐

April 2021 16 (e) Involuntary Cashouts ☒ If the Participant’s vested Account at the time of his or her Separation from Service does not exceed $50,000, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan. ☐ There are no involuntary cashouts. (f) Retirement ☐ Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]: ☒ No special definition of Retirement applies. (g) Distribution Election Change A Participant ☒ Shall ☐ Shall Not be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan. A Participant shall generally be permitted to elect such modification 2 number of times. Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

April 2021 17 (h) Frequency of Elections The Plan Sponsor ☒ Has ☐ Has Not elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he or she first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2. (i) Disability For Purposes of Section 2.11 of the Plan, Disability shall be defined as ☒ Total disability as determined by the Social Security Administration or the Railroad Retirement Board. ☐ As determined by the Employer’s long term disability insurance policy. ☐ As follows [insert description of requirements]: ☐ Not applicable.

April 2021 18 7.01 Vesting (a) Matching Contributions The Participant’s vested interest in the amount credited to his or her Account attributable to matching contributions shall be based on the following schedule: ☒ Years of Service Vesting % 0 100% [insert “100” if there is immediate vesting] 1% 2% 3% 4% 5% 6% 7% 8% ☐ 9 Other: % ☐ Class year vesting applies: ☐ Not applicable.

April 2021 19 (b) Other Employer Contributions The Participant’s vested interest in the amount credited to his or her Account attributable to Employer contributions other than matching contributions shall be based on the following schedule: ☒ Years of Service Vesting % 0 100% [insert “100” if there is immediate vesting] 1% 2% 3% 4% 5% 6% 7% 8% ☐ 9 Other: % ☐ Class year vesting applies: ☐ Not applicable.

April 2021 20 (c) Acceleration of Vesting The Participant’s vested interest in his or her Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]: (i) ☐ Death. (ii) ☐ Disability. (iii) ☐ Change in Control. (iv) ☐ Eligibility for Retirement. (v) ☐ Other: (vi) ☒ Not applicable. (d) Years of Service (i) A Participant’s Years of Service shall include all service performed for the Employer and ☒ Shall ☐ Shall Not include service performed for the Related Employer.

April 2021 21 (ii) Years of Service shall also include service performed for the following entities: (iii) Years of Service shall be determined in accordance with [select one]: (A) ☒ The elapsed time method in Treas. Reg. Sec. 1.410(a)-7 (B) ☐ The general method in DOL Reg. Sec. 2530.200b-1 through b-4 (C) ☐ Participant’s Years of Service credited under: (D) ☐ Other: (iv) ☐ Not applicable.

April 2021 22 8.01 Unforeseeable Emergency (a) A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24: ☒ Will ☐ Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01] be allowed. (b) Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year: ☒ Will ☐ Will Not be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

April 2021 23 9.01 Investment Decisions Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]: (a) ☒ The Participant or his or her Beneficiary (b) ☐ The Employer

April 2021 24 10.01 Trust The Employer [select one]: ☒ Does ☐ Does Not intend to establish a trust as provided in Article 11 of the Plan.

April 2021 25 11.01 Termination Upon Change In Control The Plan Sponsor ☒ Reserves ☐ Does Not Reserves the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7. 11.02 Automatic Distribution Upon Change In Control Distribution of the remaining vested balance of each Participant’s Account ☐ Shall ☒ Shall Not automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7. 11.03 Change In Control A Change in Control for Plan purposes includes the following [select each definition that applies]: (a) ☒ A change in the ownership of the Employer as described in Section 9.7(c) of the Plan. (b) ☒ A change in the effective control of the Employer as described in Section 9.7(d) of the Plan. (c) ☒ A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan. (d) ☐ Not Applicable.

April 2021 26 12.01 Governing State Law The laws of Delaware shall apply in the administration of the Plan to the extent not preempted by ERISA.

April 2021 27 Execution Page 5/4/2023 The Plan Sponsor has caused this Adoption Agreement to be executed this day of , 20 . Plan Sponsor: By: Title: J.C. Herrera Chief HR Officer

April 2021 28 Appendix A Special Effective Dates Not Applicable